Exhibit 99.3

                   SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

     SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of December 17, 1998, among PHARMHOUSE CORP., a New York corporation ("Borrower"), and Phar-Mor, INC., a Pennsylvania corporation ("Lender").

                                     WITNESSETH:

     WHEREAS, Lender, PHARMACY ACQUISITION CORP., a New York corporation and wholly-owned subsidiary of Lender ("Merger Subsidiary") and Borrower, propose to enter into an Agreement and Plan of Merger to be dated as of the date hereof (the "Merger Agreement"; capitalized terms used herein and not otherwise defined are used herein as defined in the Merger Agreement), pursuant to which Merger Subsidiary will be merged with and into Borrower (the "Merger"), and each outstanding share of the common stock, par value $.01, of the Borrower (the "Borrower Common Stock") will be converted into the right to receive cash on the basis described in the Merger Agreement; and

     WHEREAS, Borrower desires to borrow $2,000,000.00 from Lender in order to meet its working capital needs pending the closing of the proposed Merger; and

     WHEREAS, Lender desires to make a $2,000,000.00 loan (the "Loan") to Borrower in exchange for the subordinated convertible promissory note to be issued by Borrower in substantially the form of Exhibit A hereto (the "Note").

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the parties hereto hereby agree as follows:

     Section 1. Bridge Loan. Upon the execution and delivery of the Merger Agreement by the parties thereto and subject to the terms and conditions contained herein, Lender hereby agrees to make the Loan to Borrower, and Borrower agrees to issue and sell to Lender, the Note in the principal amount of $2,000,000.00. All principal and accrued interest on the Note shall be due and payable upon the Maturity Date (as defined in the Note).

     Section 2. Subordination. The Note and the indebtedness evidenced thereby, including the principal and interest and any renewals or extensions thereof, shall at all time be subordinate and junior in right to the Senior Debt (as defined in the Note), all in the manner and with the force and effect set forth in the Note.

     Section 3.     Optional Conversion.

          (a) The Note shall be convertible, at the option of Lender, into shares of Borrower's common stock, par value $.01 per share (the "Common Stock"), at any time on or after the Maturity Date, at the conversion rate of

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$3.25 per share, subject to adjustment as provided in Section 7 below.

          (b) To exercise the right of conversion, Lender shall surrender the Note to Borrower at its office at the notice address set forth herein, accompanied by a written notice in the form of Exhibit A to the Note, properly completed (the "Conversion Notice"). Within five business days following its receipt of this Note and Conversion Notice, Borrower shall issue and deliver
(i) a certificate or certificates for the number of full Conversion Shares issuable, registered in the Lender's name, and (ii) if less than the entire remaining outstanding principal balance of this Note is being converted, a replacement note in the remaining outstanding principal amount of this Note. Such conversion shall be deemed to have been effected and the number of Conversion Shares issuable in connection with such conversion shall be determined as of the close of business on the date on which the Note and Conversion Notice shall have been received by Borrower.

     Section 4.     Registration Rights.

          (a) At any time during the period commencing on the Maturity Date and expiring five years thereafter, the holder(s) (the "Holder(s)") of the Note and of the shares of Common Stock issued or issuable upon conversion of the Note (the "Note Shares") representing a Majority (as defined below) of such securities shall have the right (which right is in addition to the registration rights under Section 4(b) hereof), exercisable by written notice to Borrower, to require that Borrower prepare, file and use its best efforts to have declared effective by the Securities and Exchange Commission (the "Commission"), on two occasions, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for Borrower and counsel for the Holder(s), in order to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act") so as to permit a public offering and sale of their respective Note Shares for 24 consecutive months (or 16 consecutive months in the event of the unavailability of Form S-3) by such Holder(s) and any other Holder(s) of Note Shares who notify Borrower within ten days after receiving notice from Borrower of such request. Borrower covenants and agrees to give written notice of any registration request under this Section 4(a) by any Holder(s) to all other registered Holder(s) of Note or Note Shares within ten days from the date of the receipt of any such registration request.

          (b) If at any time commencing on the Maturity Date, Borrower proposes to register any of its securities under the Securities Act (other than in connection with a merger, acquisition or exchange offer, pursuant to Form S-8 or successor form or otherwise on a form which does not permit registration of the Note Shares) it will give written notice by registered mail, at least 20 days prior to the filing of each such registration statement, to the Holder(s) of the Note and/or Note Shares of its intention to do so. Upon the written request of any Holder of the Note and/or Note Shares given within ten days after receipt of any such notice of its or their desire to include any Note Shares in such proposed registration statement, Borrower shall afford such Holder(s) the opportunity to have such Note Shares registered under such registration statement. The "piggy-back" registration rights described in this Section 4(b) shall terminate at such time as the Note Shares are saleable in one or more transactions pursuant to Rule 144 of the Securities Act during a 90-day period. Notwithstanding anything to the contrary contained in the provisions of this Section 4(b), Borrower shall have the right at any time after it shall have given written notice pursuant to this Section 4(b) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date hereof. Borrower will undertake commercially reasonable efforts to ensure that any sales of Note Shares pursuant to such registration statement shall be effected through the underwriter of the public offering, if any, and the holders thereof shall compensate the underwriter in accordance with its customary compensation practices.

          (c) Borrower shall indemnify and hold harmless the Holder(s) from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement filed by Borrower under the Securities Act by reason of this Agreement, any post-effective amendment to such registration statements or any prospectus included therein, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to Borrower by the Holder(s) (or the authorized representatives or agents of the Holder(s)) expressly for use therein, which indemnification shall include each person, if any, who controls the Holder(s) within the meaning of the Securities Act and each officer, director, employee and agent of the Holder(s); provided, however, that the indemnification in this Section 4(c) with respect to any prospectus shall not inure to the benefit of the Holder(s) (or to the benefit of any person controlling the Holder(s)) on account of any such loss, claim, damage or liability arising from the sale of Note Shares by the Holder(s), if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder(s) by Borrower prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder(s) to the purchaser of such securities prior to such sale; and provided further, that Borrower shall not be obligated to so indemnify the Holder(s) or any other person referred to above unless the purchaser or other person, as the case may be, shall at the same time indemnify Borrower, its directors, each officer signing the registration statement and each person, if any, who controls Borrower, within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to Borrower by the Holder(s) expressly for use therein.

          (d) If for any reason the indemnification provided for in the preceding paragraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

          (e) All expenses, filing fees and other costs incurred by Borrower in connection with any registration of securities pursuant to this
Section 4 (exclusive of underwriting discounts and selling commissions applicable to any sale of registered securities) shall be borne by Buyer.

          (f) In the case of each registration effected by Borrower pursuant to this Section 4, Borrower will (i) furnish to the holders of the Note Shares registered thereunder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holders may reasonably request in order to facilitate the disposition of such registered Note Shares owned by them, and (ii) notify each holder of Note Shares registered under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) For the purposes of this Agreement, the term "Majority" in reference to the Holders of the Note and the Note Shares shall mean in excess of 50% of the then outstanding Note Shares (assuming for such purpose the conversion of the Note in its entirety) that (i) are not held by Borrower, by any affiliate, officer, creditor, employee or agent thereof or by any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act.

     5. Common Stock. Borrower covenants and agrees that all Note Shares will, upon issuance, be duly and validly issued, fully paid and non-assessable and that no personal liability will attach to the holder thereof. Borrower further covenants and agrees that, during the periods within which the Note may be converted, Borrower will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Note.

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     6.     No Stockholder Rights.  The Note shall not entitle any holder thereof to any voting rights or other rights as a stockholder of Borrower.

     7. Adjustment of Rights. In the event that the outstanding shares of Common Stock are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of Borrower, or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number and kind of such securities then subject to the Note shall be made effective as of the date of such occurrence so that the position of holder of the Note upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock issuable upon conversion of the Note. Such adjustment shall be made successively whenever any event listed above shall occur and Borrower will notify the holder of the Note of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to the Note adjusted accordingly.

     Section 8. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender as follows:

          (a) Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and (ii) has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement and to issue and carry out the provisions of the Note.

          (b) The execution, delivery and performance by Borrower of this Agreement and the Note have been duly and validly authorized by Borrower's Board of Directors and no authorization or approval of Borrower's shareholders is required in connection therewith. This Agreement and the Note constitute the legal, valid and binding obligations of Borrower and each is enforceable against Borrower in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

          (c) The execution, delivery and performance by Borrower of this Agreement and the issuance of the Note (i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which Borrower is a party or by which Borrower or any of its properties or assets is bound or affected; (ii) will not cause Borrower to violate or contravene any provision of its Certificate of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Certificate of Incorporation or Bylaws of Borrower, any law, statute, rule or regulation to which Borrower is subject or any agreement, instrument, order, judgment or decree to which Borrower is subject.

     Section 9. Covenants of Borrower. Borrower makes the following covenants to lender, upon which Lender is relying in entering into this
Agreement:

          (a) Prior to repayment in full of the Note, Borrower shall not incur any new indebtedness (contingent or otherwise), except for (i) purchase money indebtedness incurred in the ordinary course of business up to $100,000.00 in principal amount; (ii) unsecured obligations incurred, currently payable and paid by Borrower in the ordinary course of business;
(iii) indebtedness approved in writing by Lender; and (iv) additional borrowings pursuant to Borrower's credit arrangements existing as of the date hereof.

          (b) Prior to repayment in full of the Note, Borrower shall provide Lender with (i) unaudited financial statements within 45 days of the end of each of Borrower's first three fiscal quarters and (ii) audited financial statements within 90 days of the end of Borrower's fiscal year.

          (c) Borrower shall comply in all material respects with all applicable statutes, rules, regulations and orders of and all applicable restrictions imposed by all governmental authorities related to the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to environmental, safety and other similar standards or controls) unless the failure so to comply would not have a material adverse effect on the business or condition (financial or otherwise) of Borrower.

          (d) Borrower shall promptly notify Lender of any material litigation or legal proceedings initiated against Borrower or any violation or potential violation of any representation, warranty or covenant under this Agreement or the Note.

     Section 10. Restrictions on Transfer and Lender Representations. In acquiring the Note and any Note Shares issuable upon exercise of the Note (collectively, the "Securities"), Lender makes the following representations, warranties and agreements:

          (a) Lender understands that the Securities will be issued by Borrower without registration under the Securities Act and without qualification and/or registration under applicable state securities laws pursuant to specific exemptions from registration and/or qualification contained in the Securities Act and in applicable state securities laws. Lender understands that the foregoing exemptions depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

          (b) Lender agrees that none of the Securities, nor any interest in the Securities, will be sold, transferred or otherwise disposed of by it without registration and/or qualification under the Securities Act or applicable state securities laws unless Lender first demonstrates to the satisfaction of Borrower that specific exemptions from such registration and qualification requirements are available with respect to such resale or disposition or provides Borrower an opinion of counsel satisfactory to Borrower that a contemplated transfer may be made without violation of the Securities Act or applicable state securities laws.

          (c)     Lender represents and warrants to Borrower as follows:

               (i) Lender is acquiring the Securities for investment purposes only, for Lender's own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

               (ii) Lender has received all the information it considers necessary or appropriate to evaluate the risks and merits of an investment in the Securities, and has had an opportunity to discuss Borrower's business, management, financial affairs and prospects with Borrower's management.

               (iii) Lender is an "accredited investor" within the meaning of Rule 501 Regulation D promulgated under the Securities Act.

               (iv) Lender is able to bear the economic risks related to a purchase of the Securities. Lender either has a pre-existing personal or business relationship with Borrower or any of its officers, directors of controlling persons, or by reason of Lender's business or financial experience or the business or financial experience of its professional advisor who or which is affiliated with and who or which is not compensated by Borrower or any affiliated or selling agent of Borrower, directly or indirectly, has the capacity to protect his own interests in connection with the subject transactions.

          (d) Lender acknowledges that the Securities to be issued to it will contain a legend which prohibits an offer to transfer or a transfer of all or any portion of the Securities unless the Securities are registered under the Securities Act or unless an exemption from registration is available with respect to such resale or disposition.

     Section 11.     Miscellaneous.

          (a) All notices, requests and other communications given or made pursuant hereto to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given:

     if to Lender, to:

          Phar-Mor, Inc.
          20 Federal Plaza West
          Youngstown, OH   44503
          Attention: General Counsel
          Facsimile: 330-740-2985
          with a copy to:

          Swidler Berlin Shereff Friedman, LLP
          3000 K Street, N.W., Suite 300
          Washington, D.C.   20007
          Attention: Morris F. DeFeo, Jr.
          Facsimile: 202-424-7643




     if to the Borrower, to:

          Pharmhouse Corp.
          860 Broadway
          New York, NY   10003
          Attention: General Counsel
          Facsimile: 212-358-9169

          with a copy to:

          Herrick, Feinstein LLP
          2 Park Avenue
          New York, NY  10016
          Attention: Stephen M. Rathkopf
          Facsimile: 212-889-7577

          and to:

          Maloney, Mehlman & Katz
          405 Lexington Avenue
          New York, NY  10174
          Attention:  Melvin Katz
          Facsimile: 212-972-0111

or such other address or facsimile numbers as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received, or (ii) if given by any other means, when delivered at the address specified in this Section.

          (b) In the event of any legal proceeding between the parties hereto arising out of or relating to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party reasonable expenses, including without limitation reasonable attorneys' fees and reasonable accountants' fees.

          (c) Any provision of this Agreement or the Note may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and Borrower, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (d) No failure or delay by any party in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (e) Except as expressly provided in Section 11(b), all costs and expenses incurred in connection with this Agreement, the Note and the transactions contemplated hereby and thereby shall be paid by the party incurring such cost or expense.

          (f) The provisions of this Agreement and the Note shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns, provided that Borrower may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement or the Note without the prior written consent of Lender.

          (g) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

          (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws principles applied in such State.

          (i) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement, the Note or the transactions contemplated hereby or thereby shall be brought in any federal court located in the Southern District of the State of New York or any New York state court sitting in New York City, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 5(a), together with written notice of such service to such party, shall be deemed effective service of process upon such party.

          (j) EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE NOTE, ANY ALLEGED TORTIOUS CONDUCT BY ANY PARTY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE PARTIES HERETO.

          (k) When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement or the Note they shall be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to December 17, 1998.

          (l)     If any term or other provision of this Agreement or of the
Note is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement or the Note, as applicable, shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


"LENDER"                              "BORROWER"

Phar-Mor, INC.,                         PHARMHOUSE CORP.,
a Pennsylvania corporation                    a New York corporation


By:                                    By:
   --------------------------              ---------------------------------
Name:                                      Name:
Its:                                       Its:

                                   EXHIBIT A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAS BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING IT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                      SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$2,000,000.00                                                December 17, 1998

     FOR VALUE RECEIVED, PHARMHOUSE CORP., a New York corporation ("Maker"), hereby promises to pay on or before the Maturity Date (as defined below) to Phar-Mor, INC., a Pennsylvania corporation ("Payee"), at such place(s) as the holder of this Note shall from time to time designate, the principal sum set forth above; plus simple interest from the date hereof at the rate of eleven percent (11 %) per annum. This Note is issued pursuant to that certain Subordinated Convertible Note Purchase Agreement dated as of December 17, 1998 (the "Agreement") by and between Maker, as borrower, and Payee, as lender, and is subject to and entitled to the benefits of the Agreement. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

      1. All principal and accrued interest on this Note shall be due and payable upon the earlier of (a) June 30, 1999 and (b) the date upon which Maker terminates the Merger Agreement pursuant to Section 9.01(h) or Section 9.01(l) thereof (the "Maturity Date"). Payment of principal and interest shall be made in lawful money of the United States of America.

      2.    (a)     This Note and the indebtedness evidenced hereby, including the principal and interest and any renewals or extensions hereof, shall at all times be subordinate and junior in right to the First Senior Debt (as defined below) and the Second Senior Debt (as defined below) all in the manner and with the force and effect hereinafter set forth.

             (b) As used herein, the term "First Senior Debt" shall mean all indebtedness for principal or interest and all other obligations including, without limitation, interest or other payments on such First Senior Debt paid or accruing after commencement of any insolvency proceeding which Borrower shall incur under that certain Loan and Security Agreement dated as of May 15, 1998, among Foothill Capital Corp., as lender ("Foothill"), and Maker as amended by that certain First Amendment to Loan and Security Agreement and Waiver dated as of August 1, 1998, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of December 17, 1998, and under the instruments and agreements executed or delivered by Maker pursuant thereto in each case as the same may be amended, supplemented or modified from time to time;

             (c) As used herein, the term "Second Senior Debt" (collectively, the First Senior Debt and the Second Senior Debt shall be referred to herein as the "Senior Debt") shall mean all indebtedness for principal or interest and all other obligations including, without limitation, interest or other payments on such Second Senior Debt paid or accruing after commencement of any insolvency proceeding, which Borrower shall incur under that certain Term Loan and Promissory Note dated as of June 22, 1998, between McKesson Corp., as lender ("McKesson"), and Maker and under the instruments executed or delivered by Maker pursuant thereto in each case as the same may be amended, supplemented or modified from time to time; and

              (d) All indebtedness for principal or interest which Maker may from time to time incur in connection with the refinancing or replacement of the indebtedness referred to in the preceding clauses (b) and (c) (which refinancing indebtedness shall constitute "Senior Debt" for all purposes hereof).

              (e) As used in this Note, the term "subordinate and junior in right" shall mean that no part of this Note shall have any claim to the assets of Maker on a parity with or prior to the claim of the Senior Debt. Without limiting the foregoing, in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Maker or the proceeds thereof to the creditors of Maker or readjustment of the obligations and indebtedness of Maker, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part or the indebtedness evidenced by this Note, or the application of the assets of Maker to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Maker's business, or upon the sale of all or substantially all of Maker's assets, then, and in any such event (i) Foothill, first in priority, McKesson, second in priority, and all other holders of Senior Debt, third in priority, shall be entitled to receive payment in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the indebtedness evidenced by this Note, and
(ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the indebtedness evidenced by this Note shall be paid or delivered directly to Foothill for application on any of the First Senior Debt, due or not due, until such First Senior Debt shall have first been full paid and satisfied, then to McKesson for application on any of the Second Senior Debt, due or not due, until such Second Senior Debt shall have first been full paid and satisfied and then to all other holders of Senior Debt for application on any of such Senior Debt, due or not due, until such Senior Debt shall have been full paid and satisfied. In order to enable Foothill to enforce its right hereunder in any of the aforesaid actions or proceedings, Foothill is hereby irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of Payee such proofs of claim against Maker on account of the indebtedness evidenced by this Note as Foothill may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Debt. Payee irrevocably authorizes and empowers Foothill to demand, sue for, collect and receive each of the aforesaid payments and distributions and give acquittance therefor and to file claims and take such other actions, in the name of Foothill or in the name of Payee or otherwise, as Foothill may deem necessary or advisable for the enforcement of this Agreement; and Payee will execute and deliver to Foothill such powers of attorney, assignments and other instruments or documents, including notes (together with such assignments or endorsements as Foothill shall deem necessary) as may be requested by Foothill in order to enable it to enforce any and all claims upon or with respect to any or all of the indebtedness evidenced by this Note and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the indebtedness evidenced by this Note, all for the benefit of Foothill, first, McKesson, second, and all other holders of Senior Debt, third.

            3. Unless and until, first, the First Senior Debt, and second, the Second Senior Debt shall have been paid in full in cash, the holder of this Note will not take, demand or receive, and Maker will not make, give or permit, directly or indirectly, by setoff, redemption, purchase or in any other manner, any payment or security for the whole or any part of the principal of or interest on this Note; provided, however, that Maker may pay any and all principal hereof and interest accruing hereunder when due under this Note as in effect on December 17, 1998 (but not any prepayments thereof) so long as no Specified Event of Default (as defined below) shall have occurred and be continuing. As used herein, "Specified Event of Default" means any Event of Default (as defined in any loan agreement relating to the Senior Debt) other than an Event of Default arising solely as a result of Maker's failure to pay principal or interest under this Note or the Agreement when due.

Should any payment or distribution or security or the proceeds of any thereof be collected or received by Payee which is required to be paid, first, to Foothill, second, to McKesson and third, to all other holders of Senior Debt under the terms hereof, Payee will forthwith deliver the same to Foothill, McKesson or other holders of Senior Debt, as the case may be, in precisely the form received (except for the endorsement without recourse or the assignment without recourse of Payee where necessary) and, until so delivered, the same shall be held in trust by Payee as the property of Foothill, McKesson or other holders of Senior Debt, as the case may be.

                4. In the event of any refinancing of all or any part of the Senior Debt as contemplated in Section 2(d) above, Payee agrees to enter into any subordination or intercreditor agreement requested by the lender providing such refinancing loan, provided that such subordination is effected pursuant to an agreement containing such terms as are customarily employed by such lender in similar transactions.

                  5. Each holder of Senior Debt, at any time and from time to time, without the consent of or notice to Payee, without incurring responsibility to Payee and without impairing or releasing the subordination provided herein or the obligations hereunder of Payee to such holder, may (i) change the manner, place or terms of payment or extent the time of payment of, or renew or alter, all or any of the Senior Debt held thereby, or otherwise amend or supplement in any manner, or grant any waiver or release with respect to, Senior Debt held thereby or any instrument evidencing the same, (ii) sell, exchange, release, not perfect or otherwise deal with any property at any time pledged, assigned or mortgaged to secure or otherwise securing, Senior Debt held thereby, or amend or grant any waiver or release with respect to, or consent to any departure from any guarantee for all or any of the Senior Debt held thereby, (iii) exercise or refrain from exercising any rights against Maker and any other person and (iv) apply any sums from time to time received to the Senior Debt held thereby.


              6. The subordination provisions contained herein are for the benefit of the holders of the Senior Debt and may not be rescinded, cancelled, amended or modified in any way without the prior written consent thereto of the holders of the Senior Debt.


               7. The provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt upon the insolvency, bankruptcy or reorganization of Maker or otherwise, all as though such payment had not been made.


                8. Nothing herein shall impair, as between Maker and the holder of this Note, the obligation of Maker, which is unconditional and absolute, to pay the principal and interest on this Note in accordance with its terms, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to Section 3 hereof and the rights of the holders of the Senior Debt as herein provided.

                 9. All or any portion of the unpaid principal sum and accrued interest on this Note may be prepaid from time to time without premium or penalty, the amount of the prepayment to be applied first to accrued interest and the remainder to unpaid principal; provided, however, that no such prepayment shall occur without the prior written consent of the holders of the Senior Debt.

                  10. This Note is expressly made subject to the provisions of Section 9.02(d) of the Merger Agreement, providing for certain rights of setoff.

                   11. Notwithstanding anything in this Note to the contrary, the entire unpaid principal amount of this Note, together with all accrued but unpaid interest thereon and other unpaid charges hereunder, will become immediately all due and payable without further notice at the option of Payee upon any of the following: (i) if default shall be made in the due and punctual performance or observance of any material nonpayment term, condition or covenant contained in the Agreement or this Note and such default continues unremedied for a period of ten days after written notice to Maker by the Holder; (ii) if default shall be made in the due and punctual payment, after applicable cure periods, of in excess of $50,000.00 under any note, loan agreement, security agreement or other agreement entered into by Maker; (iii) if Maker ceases to carry on business on a regular basis or enters into an agreement to sell substantially all of its assets or an agreement whereby it merges into, consolidates with or is acquired by any other business entity (other than in connection with the Merger); or (iv) if Maker makes any assignment for the benefit of its creditors, makes an election to wind up or dissolve or becomes unable to pay its debts as they mature, becomes insolvent or subject to any proceeding under any bankruptcy, insolvency or debtor's relief law, including without limitation any bankruptcy proceeding.


             12. If any amount payable to Payee under this Note is not received by Payee on or before the Maturity Date, then such amount (the "Delinquent Amount") will bear interest from and after the Maturity Date until paid at an annual rate of interest equal to 18% (the "Default Rate").

              13. If any payment on this Note shall become due on a Saturday, Sunday or a bank or legal holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

              14. This Note and the right to payment provided hereunder may not be sold, transferred or otherwise disposed of at any time by the holder of the Note.

               15. No delay or omission on the part of the holder hereof in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                16. Upon receipt of evidence reasonably satisfactory to Maker (an affidavit of the holder of this Note will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to Maker, or, in the case of any such mutilation, upon surrender of this Note, Maker will execute and deliver in lieu of this Note a new Note of like tenor representing the same rights represented by and dated the same date of such lost, stolen, destroyed or mutilated Note.

               17. In the event that legal proceedings are instituted to collect any amount due under this Note, Maker agrees to pay all costs of collection thereof, including reasonable attorney's fees, whether or not suit or action is commenced to enforce payment of this Note. Presentment for payment, demand, notice or dishonor and protest and notice of protest and nonpayment are hereby waived by Maker.

               18. This Note shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws principles applied in such State

               19. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Note or the transactions contemplated hereby shall be brought in any federal court located in the Southern District of the State of New York or any New York state court sitting in New York City, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 5(a) of the Agreement, together with written notice of such service to such party, shall be deemed effective service of process upon such party.


EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NTE, ANY ALLEGED TORTIOUS CONDUCT BY ANY PARTY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE PARTIES HERETO.

         20. All rights, remedies, and undertakings, obligations, options, covenants, conditions and agreements contained in this Note are cumulative and no one of them will be exclusive of any other. Any notice to any party concerning this Note will be delivered as set forth in the Agreement. The Note may not be changed, modified, amended or terminated orally.

        21 In the event that this Note shall require the payment of interest in excess of the maximum amount permissible under applicable law, Maker's obligations hereunder shall automatically and retroactively be deemed reduced to the highest maximum amount permissible under applicable law. In the event Holder receives as interest an amount that would exceed such maximum applicable rate, the amount of any excess interest shall not be applied to the payment of interest hereunder, but shall automatically and retroactively be applied to the reduction of the unpaid principal balance due hereunder. In the event and to the extent such excess amount of interest exceeds the outstanding unpaid principal balance hereunder, any such excess amount shall be immediately returned to Maker by the Holder.

     24. On the Maturity Date, at the option of Payee, the principal amount of this Note and all accrued interest on this Note shall be convertible into shares of Maker's common stock, par value $.01 per share, subject to and in accordance with the provisions of the Agreement.










                    [This space intentionally left blank]

     IN WITNESS WHEREOF, Maker has caused this Note to be executed by its duly authorized officer as of the date first written above.

                              "MAKER"

                              PHARMHOUSE CORP.,
                              a New York corporation



                              By:
                                 -----------------------------------------

                                                  Exhibit A

                     [FORM OF CONVERSION NOTICE]

TO:     PHARMHOUSE CORP.

     The undersigned owner of the attached Subordinated Convertible Promissory Note (this "Note") hereby: (i) irrevocably exercises the option to convert this Note, or the portion hereof below designated, for shares (the "Conversion Shares") of the Common Stock of Pharmhouse Corp. (the "Company") in accordance with the terms hereof and (ii) directs that such Conversion Shares deliverable upon the conversion, together with any check in payment for fractional shares and interest and the Note representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If Conversion Shares are to be delivered or registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes with respect thereto, and the Company will not be required to issue or deliver a certificate for such Conversion Shares until the undersigned has paid to the Company the amount of such transfer tax or has established to the satisfaction of the Company that such transfer tax has been paid. Capitalized terms used herein without definition are as defined in the Note and in the Agreement referred to therein.


Dated:
      -------------------     --------------------------------------------
                              Signature

Fill in for registration of Conversion Shares if to be delivered, and of the
Note if to be reissued, otherwise than to and in the name of the registered holder.


                              -------------------------------------------
                              Social Security or Other Taxpayer Identifying
                              Number

--------------------------
(Name)

---------------------------
(Street Address)

---------------------------
(City, State and Zip Code)
(please print name and address)

                         Principal Amount to be Converted (if less than all):

                              $-------------------------------------------